Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Eric Schweizer	John Chang
+ 1 (202) 295-4313	+ 1 (202) 295-4212
eschweizer@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Third Quarter 2015 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Cogent approves a 2.9% increase of its regular quarterly dividend to $0.35 per common share to be paid on December 11, 2015 to shareholders of record on November 20, 2015

•                  Under Cogent’s return of capital program, Cogent purchased 431,000 shares of its common stock for $12.2 million during Q3 2015

•                  Service revenue for Q3 2015 increased by 4.3% from Q2 2015 to Q3 2015

•                  Service revenue for Q3 2015, on a constant currency basis, increased by 4.4% from Q2 2015 to Q3 2015 and increased by 12.1% from Q3 2014

•                  Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $1.8 million for Q3 2015 and $0.1 million for Q2 2015.

•                  EBITDA, as adjusted, for Q3 2015 of $34.4 million — increased by 9.9% from $31.3 million for Q2 2015

•                  EBITDA, as adjusted, margin increased by 170 basis points to 33.4% for Q3 2015 from 31.7% for Q2 2015

•                  Cash and cash equivalents were $207.3 million at September 30, 2015

•                  There were 2,221 buildings on the Cogent network at the end of Q3 2015

•                  There were 50,617 customer connections on the Cogent network at the end of Q3 2015 — an increase of 13.4% from 44,630 customer connections at the end of Q3 2014 and an increase of 3.5% from 48,910 customer connections at the end of Q2 2015

[WASHINGTON, D.C. November 5, 2015] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced service revenue of $103.0 million for the three months ended September 30, 2015, an increase of 7.7% from $95.7 million for the three months ended September 30, 2014 and an increase of 4.3% from $98.8 million for the three months ended June 30, 2015.  The impact of foreign exchange negatively impacted service revenue growth from Q3 2014 to Q3 2015 by $4.3 million and negatively impacted service revenue growth from Q2 2015 to Q3 2015 by $0.2 million.  On a constant currency basis, service revenue grew by 12.1% from Q3 2014 to Q3 2015 and grew by 4.4% from Q2 2015 to Q3 2015. Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $1.8 million for Q3 2015, $0.1 million for Q2 2015 and $0.1 million for Q3 2014.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $75.1 million for the three months ended September 30, 2015; an increase of 5.7% over $71.1 million for the three months ended September 30, 2014 and an increase of 4.3% from $72.0 million for the three months ended June 30, 2015.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $27.7 million for the three months ended September 30, 2015; an increase of 13.8% over $24.3 million for the three months ended September 30, 2014 and an increase of 4.4% over $26.5 million for the three months ended June 30, 2015.

Non-GAAP gross profit increased by 4.6% from $55.4 million for the three months ended September 30, 2014 to $58.0 million for the three months ended September 30, 2015 and increased by 2.5% from $56.5 million for the three months ended June 30, 2015. Non-GAAP gross profit margin percentage was 56.3% for the three months ended September 30, 2015, 57.9% for the three months ended September 30, 2014 and 57.2% for the three months ended June 30, 2015.  Excise taxes including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $1.8 million for Q3 2015, $0.1 million for Q2 2015 and $0.1 million for Q3 2014.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased by 1.9% from $33.7 million for the three months ended September 30, 2014 to $34.4 million for the three months ended September 30, 2015 and increased by 9.9% from $31.3 million for the three months ended June 30, 2015.  EBITDA, as adjusted, margin was 33.4% for the three months ended September 30, 2015, 35.3% for the three months ended September 30, 2014, and 31.7% for the three months ended June 30, 2015.

Basic and diluted net income per share was $0.07 for the three months ended September 30, 2015, $0.00 for the three months ended September 30, 2014 and $0.02 for the three months ended June 30, 2015.

Total customer connections increased by 13.4% from 44,630 as of September 30, 2014 to 50,617 as of September 30, 2015 and increased by 3.5% from 48,910 as of June 30, 2015.  On-net customer connections increased by 12.5% from 38,559 as of September 30, 2014 to 43,364 as of September 30, 2015 and increased by 3.2% from 42,002 as of June 30, 2015.  Off-net customer connections increased by 21.1% from 5,694 as of September 30, 2014 to 6,897 as of September 30, 2015 and increased by 4.8% from 6,583 as of June 30, 2015.

The number of on-net buildings increased by 131 on-net buildings from 2,090 on-net buildings as of September 30, 2014 to 2,221 on-net buildings as of September 30, 2015 and increased by 30 on-net buildings from 2,191 on-net buildings as of June 30, 2015.

Quarterly Dividend Increase Approved and Return of Capital Program Suspended

On November 2, 2015, Cogent’s board approved a regular quarterly dividend of $0.35 per common share payable on December 11, 2015 to shareholders of record on November 20, 2015. This fourth quarter 2015 regular dividend of $0.35 per share represents an increase of 2.9% from the third quarter 2015 regular dividend of $0.34 per share.

During the quarter ended September 30, 2015 Cogent purchased 431,000 shares of its common stock for $12.2 million at an average price per share of $28.20 under Cogent’s stock buyback program and return of capital program.  Under Cogent’s return of capital program, Cogent plans on returning additional capital to its shareholders each quarter through either stock buybacks or a special dividend or a combination of stock buybacks and a special dividend.  The aggregate payment under this program is a minimum of $12.0 million each quarter and this amount is in addition to Cogent’s regular quarterly dividend payments.  Since the amount paid for stock buybacks in the third quarter was greater than $12.0 million Cogent will not pay a special dividend payment in the fourth quarter of 2015 under its return of capital program.  The return of capital program was planned to continue until Cogent’s net debt to trailing twelve months EBITDA, as adjusted, ratio (“Net Leverage Ratio”) was within a range of between 2.50 to 3.50 to 1.00.  Cogent’s Net Leverage Ratio was 2.98 at September 30, 2015 and was 2.77 at June 30, 2015.  The indentures governing Cogent’s notes limit Cogent’s ability to return cash to its stockholders.  Consequently, on November 2, 2015, Cogent’s board of directors suspended the

$12.0 million quarterly minimum payment under the return of capital program.  As Cogent’s cash flow increases the indenture covenants permit additional distributions to stockholders.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on November 5, 2015 to discuss Cogent’s operating results for the third quarter of 2015 and to discuss Cogent’s expectations for full year 2015 and full year 2016.  Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services.  Cogent’s facilities-based, all-optical IP network backbone provides services in over 190 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037.  For more information, visit www.cogentco.com.  Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Metric ($ in 000’s, except share and per share data) — unaudited
On-Net revenue	$69,087	$70,409	$71,059	$71,317	$71,234	$72,010	$75,088
% Change from previous Qtr.	4.6%	1.9%	0.9%	0.4%	-0.1%	1.1%	4.3%
Off-Net revenue	$23,498	$23,859	$24,330	$25,143	$25,730	$26,522	$27,688
% Change from previous Qtr.	0.3%	1.5%	2.0%	3.3%	2.3%	3.1%	4.4%
Non-Core revenue (1)	$352	$355	$302	$289	$278	$267	$241
% Change from previous Qtr.	-9.5%	0.9%	-14.9%	-4.3%	-3.8%	-4.0%	-9.7%
Service revenue — total	$92,937	$94,623	$95,691	$96,749	$97,242	$98,799	$103,017
% Change from previous Qtr.	3.4%	1.8%	1.1%	1.1%	0.5%	1.6%	4.3%
Constant currency total revenue quarterly growth rate — sequential quarters	3.5%	1.7%	1.8%	2.5%	2.9%	2.0%	4.4%
Constant currency total revenue quarterly growth rate — year over year quarters	9.6%	9.5%	9.3%	10.0%	9.3%	9.5%	12.1%
Network operations expenses (2)	$38,723	$39,491	$40,293	$40,899	$40,907	$42,252	$45,056
% Change from previous Qtr.	1.1%	2.0%	2.0%	1.5%	0.0%	3.3%	6.6%
Non-GAAP gross margin (2)	$54,214	$55,132	$55,398	$55,850	$56,335	$56,547	$57,961
% Change from previous Qtr.	5.1%	1.7%	0.5%	0.8%	0.9%	0.4%	2.5%
Non-GAAP gross margin percentage (2)	58.3%	58.3%	57.9%	57.7%	57.9%	57.2%	56.3%
Selling, general and administrative expenses (3)	$24,392	$24,380	$24,775	$25,048	$26,708	$25,987	$24,740
% Change from previous Qtr.	16.5%	0.0%	1.6%	1.1%	6.6%	-2.7%	-4.8%
Depreciation and amortization expense	$17,204	$17,301	$17,431	$17,545	$17,513	$17,371	$17,634
% Change from previous Qtr.	3.9%	0.6%	0.8%	0.7%	-0.2%	-0.8%	1.5%
Equity-based compensation expense	$2,006	$1,873	$2,692	$3,001	$3,141	$3,098	$2,704
% Change from previous Qtr.	0.0%	-6.6%	43.7%	11.5%	4.7%	-1.4%	-12.7%
Operating income	$12,907	$14,309	$13,614	$13,066	$10,487	$10,810	$15,519

% Change from previous Qtr.	7.0%	10.9%	-4.9%	-4.0%	-19.7%	3.1%	43.6%
Interest expense	$11,303	$13,790	$12,662	$12,189	$11,307	$9,692	$10,002
% Change from previous Qtr.	1.4%	22.0%	-8.2%	-3.7%	-7.2%	-14.3%	3.2%
Net income (loss)	$125	$1,208	$(184)	$(352)	$(1,585)	$840	$3,161
Basic net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02	$0.07
Diluted net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02	$0.07
Weighted average common shares — basic	46,409,735	45,897,449	45,629,079	45,229,125	45,158,250	44,774,831	44,474,724
% Change from previous Qtr.	0.2%	-1.1%	-0.6%	-0.9%	-0.2%	-0.8%	-0.7%
Weighted average common shares — diluted	46,907,360	46,294,966	45,629,079	45,229,125	45,158,250	45,054,507	44,702,127
% Change from previous Qtr.	-3.9%	-1.3%	-1.4%	-0.9%	-0.2%	-0.2%	-0.8%
EBITDA (4)	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560	$33,221
% Change from previous Qtr.	-2.7%	3.1%	-0.4%	0.6%	-3.8%	3.1%	8.7%
EBITDA margin	32.1%	32.5%	32.0%	31.8%	30.5%	30.9%	32.2%
Gains on asset related transactions	$2,295	$2,731	$3,114	$2,810	$1,548	$719	$1,152
EBITDA, as adjusted (4)	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279	$34,373
% Change from previous Qtr.	1.8%	4.3%	0.8%	-0.4%	-7.3%	0.3%	9.9%
EBITDA, as adjusted, margin	34.6%	35.4%	35.3%	34.7%	32.1%	31.7%	33.4%
Fees — net neutrality	$872	$1,214	$1,858	$1,243	$1,405	$952	$816

Net cash provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035	$23,403
% Change from previous Qtr.	-63.7%	167.0%	-43.4%	11.6%	2.4%	9.1%	16.8%
Capital expenditures	$15,623	$15,985	$15,403	$13,023	$12,916	$10,866	$6,838
% Change from previous Qtr.	54.8%	2.3%	-3.6%	-15.5%	-0.8%	-15.9%	-37.1%
Principal payments on capital leases	$3,379	$4,767	$7,293	$2,769	$3,650	$7,332	$5,956
% Change from previous Qtr.	51.3%	41.1%	53.0%	-62.0%	31.8%	100.9%	-18.8%
Dividends paid	$18,352	$7,882	$13,792	$14,190	$16,001	$18,972	$15,296
Purchases of common stock	$14,196	$17,888	$15,943	$10,555	$8,119	$19,106	$12,169
Net Leverage Ratio	1.86	1.99	2.22	2.40	2.45	2.77	2.98
Customer Connections — end of period
On-Net	36,306	37,411	38,559	39,786	40,732	42,002	43,364
% Change from previous Qtr.	4.7%	3.0%	3.1%	3.2%	2.4%	3.1%	3.2%
Off-Net	5,244	5,486	5,694	6,074	6,368	6,583	6,897
% Change from previous Qtr.	3.1%	4.6%	3.8%	6.7%	4.8%	3.4%	4.8%
Non-Core (1)	397	390	377	362	311	325	356
% Change from previous Qtr.	-4.3%	-1.8%	-3.3%	-4.0%	-14.1%	4.5%	9.5%
Total customer connections	41,947	43,287	44,630	46,222	47,411	48,910	50,617
% Change from previous Qtr.	4.4%	3.2%	3.1%	3.6%	2.6%	3.2%	3.5%
On-Net Buildings — end of period
Multi-Tenant office buildings	1,400	1,424	1,440	1,466	1,488	1,510	1,523
Carrier neutral data centers	580	585	601	610	618	631	647
Cogent data centers	44	48	49	49	49	50	51
Total on-net buildings	2,024	2,057	2,090	2,125	2,155	2,191	2,221
Square feet — multi-tenant office buildings — on-net	759,880,388	770,706,508	781,524,024	791,121,076	804,760,238	818,039,601	823,712,433
Network — end of period
Intercity route miles	57,584	57,584	57,987	59,038	59,161	55,191	56,079
Metro fiber miles	27,211	27,381	27,487	27,253	27,619	28,036	28,067
Connected networks — AS’s	5,112	5,232	5,106	5,228	5,334	5,435	5,511

Headcount — end of period
Sales force — quota bearing	317	337	344	346	343	358	363
Sales force - total	420	446	452	457	459	464	474
Total employees	724	760	768	776	785	799	808
Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	5.9	5.9	5.9	5.5	5.3	5.6	6.0
FTE — sales reps	303	310	329	329	326	330	337

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)          Network operations expense excludes equity-based compensation expense of $113, $114, $114, $147, $172, $160 and $126 in the three month periods ended March 31, 2014 through September 30, 2015, respectively.  Network operations expense includes excise taxes, including Universal Service Fund fees of $51, $42, $42, $52, $53, $57 and $1,757 in the three month periods ended March 31, 2014 through September 30, 2015, respectively.  Non-GAAP gross margin represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense).

(3)          Excludes equity-based compensation expense of $1,893, $1,759, $2,578, $2,854, $2,969, $2,938 and $2,578 in the three month periods ended March 31, 2014 through September 30, 2015, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures below.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.  EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Net cash flows provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035	$23,403
Changes in operating assets and liabilities	9,048	(10,061)	1,563	402	(159)	1,245	(68)
Cash interest expense and income tax expense	10,138	12,418	12,986	12,459	11,414	9,280	9,886
EBITDA	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560	$33,221
PLUS: Gains on asset related transactions	2,295	2,731	3,114	2,810	1,548	719	1,152
EBITDA, as adjusted	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279	$34,373

Impact of foreign currencies (“constant currency” impact) on change in sequential quarterly service revenue

($ in 000’s) — unaudited	Q3 2015
Service revenue, as reported — Q3 2015	$103,017
Impact of foreign currencies on service revenue	154
Service revenue - Q3 2015, as adjusted (1)	$103,171
Service revenue, as reported — Q2 2015	$98,799
Constant currency increase from Q2 2015 to Q3 2015 - (Service revenue, as adjusted for Q3 2015 less service revenue, as reported for Q2 2015)	$4,372
Percent increase (Constant currency increase from Q2 2015 to Q3 2015 divided by service revenue, as reported for Q2 2015)	4.4%

(1)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended September 30, 2015 at the average foreign currency exchange rates for the three months ended June 30, 2015. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year quarterly service revenue

($ in 000’s) — unaudited	Q3 2015
Service revenue, as reported — Q3 2015	$103,017
Impact of foreign currencies on service revenue	4,278
Service revenue - Q3 2015, as adjusted (2)	$107,295
Service revenue, as reported — Q3 2014	$95,691
Constant currency increase from Q3 2014 to Q3 2015 - (Service revenue, as adjusted for Q3 2015 less service revenue, as reported for Q3 2014)	$11,604
Percent increase (Constant currency increase from Q3 2014 to Q3 2015 divided by service revenue, as reported for Q3 2014)	12.1%

(2)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended September 30, 2015 at the average foreign currency exchange rates for the three months ended September 30, 2014. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Net Leverage Ratio

Cogent’s Net Leverage Ratio was 2.77 at June 30, 2015 and 2.98 at September 30, 2015 as shown below.

($ in 000’s) — unaudited	As of June 30, 2015	As of September 30, 2015
Cash and cash equivalents	$224,494	$207,290
Debt
Capital leases — current portion	8,187	7,670
Capital leases — long term	120,485	123,207
Senior unsecured notes	200,000	200,000
Senior secured notes — par value	250,000	250,000
Note payable	5,597	15,508
Total debt	584,269	596,385
Total net debt	359,775	389,095
Trailing 12 months EBITDA, as adjusted	129,803	130,439
Net Leverage Ratio	2.77	2.98

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(IN THOUSANDS, EXCEPT SHARE DATA)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$207,290	$287,790
Accounts receivable, net of allowance for doubtful accounts of $1,589 and $1,707, respectively	30,991	33,089
Prepaid expenses and other current assets	21,755	18,762
Total current assets	260,036	339,641
Property and equipment, net	357,163	360,761
Deferred tax assets - noncurrent	45,037	48,963
Deposits and other assets - $357 and $389 restricted, respectively	10,670	12,410
Total assets	$672,906	$761,775

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$15,350	$13,287
Accrued and other current liabilities	45,616	32,151
Current maturities, capital lease obligations	7,670	14,594
Total current liabilities	68,636	60,032
Senior secured notes including premium of $4,230	—	244,230
Senior secured notes	250,000	—
Senior unsecured notes	200,000	200,000
Capital lease obligations, net of current maturities	123,207	151,944
Other long term liabilities	29,961	21,775
Total liabilities	671,804	677,981
Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,176,779 and 46,398,729 shares issued and outstanding, respectively	45	46
Additional paid-in capital	431,223	460,576
Accumulated other comprehensive income — foreign currency translation	(11,947)	(6,462)
Accumulated deficit	(418,219)	(370,366)
Total stockholders’ equity	1,102	83,794
Total liabilities and stockholders’ equity	$672,906	$761,775

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015 AND SEPTEMBER 30, 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014
	(Unaudited)	(Unaudited)
Service revenue	$103,017	$95,691
Operating expenses:
Network operations (including $126 and $114 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	45,182	40,407
Selling, general, and administrative (including $2,578 and $2,578 of equity-based compensation expense, respectively)	27,318	27,353
Depreciation and amortization	17,634	17,431
Total operating expenses	90,134	85,191
Gain on capital lease termination	1,484	—
Gains on equipment transactions	1,152	3,114
Operating income	15,519	13,614
Interest income and other, net	50	140
Interest expense	(10,002)	(12,662)
Income before income taxes	5,567	1,092
Income tax provision	(2,406)	(1,276)
Net income (loss)	$3,161	$(184)

Comprehensive income (loss):
Net income (loss)	$3,161	$(184)
Foreign currency translation adjustment	228	(5,034)
Comprehensive income (loss)	$3,389	$(5,218)

Net income (loss) per common share:
Basic and diluted net income (loss) per common share	$0.07	$(0.00)

Dividends declared per common share	$0.34	$0.30

Weighted-average common shares - basic	44,474,724	45,629,079

Weighted-average common shares - diluted	44,702,127	45,629,079

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND SEPTEMBER 30, 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
	(Unaudited)	(Unaudited)
Service revenue	$299,057	$283,252
Operating expenses:
Network operations (including $458 and $341 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	128,673	118,848
Selling, general, and administrative (including $8,486 and $6,229 of equity-based compensation expense, respectively)	85,922	79,775
Depreciation and amortization	52,517	51,937
Total operating expenses	267,112	250,560
Gains on capital lease terminations	11,593	—
Gains on equipment transactions	3,420	8,140
Loss on debt extinguishment and redemption	(10,144)	—
Operating income	36,814	40,832
Interest income and other, net	566	544
Interest expense	(31,000)	(37,756)
Income before income taxes	6,380	3,620
Income tax provision	(3,964)	(2,471)
Net income	$2,416	$1,149

Comprehensive (loss) income:
Net income	$2,416	$1,149
Foreign currency translation adjustment	(5,485)	(5,540)
Comprehensive (loss)	$(3,069)	$(4,391)

Net income per common share:
Basic and diluted net income per common share	$0.05	$0.02

Dividends declared per common share	$1.11	$0.86

Weighted-average common shares - basic	44,907,505	46,111,192

Weighted-average common shares - diluted	45,190,206	46,526,523

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015 AND SEPTEMBER 30, 2014

(IN THOUSANDS)

	Three months Ended September 30, 2015	Three months Ended September 30, 2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$3,161	$(184)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	17,634	17,432
Amortization of debt discount and premium	117	(286)
Equity-based compensation expense (net of amounts capitalized)	2,703	2,692
Gains on capital lease terminations	(1,483)	—
(Gains) losses — equipment transactions and other, net	(1,181)	(2,821)
Deferred income taxes	2,355	1,139
Changes in operating assets and liabilities:
Accounts receivable, net	(8)	889
Prepaid expenses and other current assets	(130)	788
Accounts payable, accrued liabilities and other long-term liabilities	77	(3,206)
Deposits and other assets	158	(369)
Net cash provided by operating activities	23,403	16,074
Cash flows from investing activities:
Purchases of property and equipment	(6,838)	(15,403)
Proceeds from dispositions of assets	29	—
Net cash used in investing activities	(6,809)	(15,403)
Cash flows from financing activities:
Dividends paid	(15,296)	(13,792)
Purchases of common stock	(12,169)	(15,943)
Proceeds from exercises of stock options	69	137
Principal payments of installment payment agreement	(95)	—
Principal payments of capital lease obligations	(5,956)	(7,293)
Net cash used in financing activities	(33,447)	(36,891)
Effect of exchange rates changes on cash	(351)	(1,836)
Net decrease in cash and cash equivalents	(17,204)	(38,056)
Cash and cash equivalents, beginning of period	224,494	349,835
Cash and cash equivalents, end of period	$207,290	$311,779

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND SEPTEMBER 30, 2014

(IN THOUSANDS)

	Nine months Ended September 30, 2015	Nine months Ended September 30, 2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$2,416	$1,149
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,517	51,937
Amortization of debt discount and premium	(10)	2,269
Equity-based compensation expense (net of amounts capitalized)	8,944	6,570
Loss on debt extinguishment and redemption	10,144	—
Gains on capital lease terminations	(11,593)	—
(Gains) losses — equipment transactions and other, net	(3,018)	(7,780)
Deferred income taxes	3,830	1,911
Changes in operating assets and liabilities:
Accounts receivable, net	1,118	(2,081)
Prepaid expenses and other current assets	(3,254)	(2,890)
Accounts payable, accrued liabilities and other long-term liabilities	766	4,616
Deposits and other assets	(50)	(596)
Net cash provided by operating activities	61,810	55,105
Cash flows from investing activities:
Purchases of property and equipment	(30,620)	(47,010)
Proceeds from dispositions of assets	111	91
Net cash used in investing activities	(30,509)	(46,919)
Cash flows from financing activities:
Dividends paid	(50,269)	(40,026)
Purchases of common stock	(39,394)	(48,027)
Repayment of convertible senior notes	—	(91,978)
Net proceeds from issuance of 2021 notes	—	195,824
Net proceeds from issuance of 2022 notes	248,603	—
Redemption of 2018 notes	(251,280)	—
Proceeds from exercises of stock options	288	438
Principal payments of installment payment agreement	(95)	—
Principal payments of capital lease obligations	(16,942)	(15,439)
Net cash (used in) provided by financing activities	(109,089)	792
Effect of exchange rates changes on cash	(2,712)	(2,065)
Net (decrease) increase in cash and cash equivalents	(80,500)	6,913
Cash and cash equivalents, beginning of period	287,790	304,866
Cash and cash equivalents, end of period	$207,290	$311,779

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to telecom contribution founds in the U.S. and elsewhere; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2014 and our Form 10-Q for the quarter ended September 30, 2015 filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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